UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2005
WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	000-32883	13-4088127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5677 Airline Road,
Arlington, Tennessee	38002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (901) 867-9971
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On October 5, 2005, we entered into a severance and release agreement with Laurence Y. Fairey pursuant to which he resigned from his positions as a member of our board of directors and as President and Chief Executive Officer. The agreement provides that, in exchange for certain releases and covenants by Mr. Fairey, we will provide him with severance pay consisting of compensation equal to 24 months of his former base salary, the base salary equivalent of his earned and unused vacation for 2005, and his premiums for COBRA continuation coverage under our group medical, dental and vision insurance plans for a period of 18 months. A copy of the severance and release agreement is attached to this report as Exhibit 10.1 and is incorporated herein by reference.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
The following changes in our directors and principal officers occurred on October 5, 2005:
•	Laurence Y. Fairey resigned from his positions as a member of our board of directors and as President and Chief Executive Officer. Mr. Fairey’s resignation did not occur because of any disagreement on any matter relating to our operations, policies or practices.
•	F. Barry Bays transitioned from serving as our Executive Chairman of the Board to being our interim President and Chief Executive Officer. He will continue to serve as a director.
•	James T. Treace, currently a director, was elected our interim Chairman of the Board.
Mr. Bays, age 58, has been a director since 2000 and was the Executive Chairman of the Board from July 2004 to October 2005. He was our President and Chief Executive Officer from 2000 to June 2004. Mr. Bays has 40 years of experience in the orthopaedic medical device industry. He was the Senior Vice President and Chief Operating Officer of Medtronic Xomed, Inc., and its predecessor, Xomed Surgical Products, Inc., from 1996 to 2000. Mr. Bays was a director and the Vice President and Chief Operating Officer of TreBay Medical Corp., a developer and manufacturer of ENT sinus endoscopy products, from 1993 to 1996. He was the Executive Vice President and Chief Operating Officer of Linvatec Corporation from 1990 to 1993 and the Senior Vice President and Chief Operating Officer of its predecessor, Concept, Inc., from 1981 to 1990.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description
10.1	Severance and Release Agreement dated as of October 5, 2005, between Wright Medical Technology, Inc. and Laurence Y. Fairey.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 6, 2005

WRIGHT MEDICAL GROUP, INC.
By:	/s/ F. Barry Bays
F. Barry Bays
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Severance and Release Agreement dated as of October 5, 2005, between Wright Medical Technology, Inc. and Laurence Y. Fairey.

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